CERTIFICATE OF DESIGNATION
                                     OF THE
                      SERIES B CONVERTIBLE PREFERRED STOCK
                           (Par Value $0.01 Per Share)

                                       OF

                             EARTHSHELL CORPORATION

--------------------------------------------------------------------------------

      The undersigned, a duly authorized officer of EARTHSHELL CORPORATION, a Delaware corporation (the "Company"), in accordance with the provisions of
Section 151 of Delaware General Corporation Law, DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors by unanimous written consent pursuant to Section 151 of Delaware General Corporation Law on May 18, 2005:

      RESOLVED, that the Board has determined that it is in the best interests of the Company to provide for the designation and issuance of certain Series B Convertible Preferred Stock, par value of $0.01 per share (the "Series B Preferred Stock"), to consist of One Hundred (100) shares, and hereby fixes the powers, designations, preferences, and relative, participating, optional and other special rights of the shares of such Series B Preferred Stock, as follows:

      RESOLVED, that the Series B Preferred Stock shall have the following powers, designations, preferences and relative, participating, optional and other special rights.

                                    SECTION 1

                              DESIGNATION AND RANK

      1.1. Designation. This resolution shall provide for a single series of Preferred Stock, the designation of which shall be "Series B Convertible Preferred Stock", par value $0.01 per share. The number of authorized shares constituting the Series B Preferred Stock is 100. The Series B Preferred Stock will have a liquidation preference as determined in Section 3.1 below.

      1.2. Rank. With respect to the distribution of the assets of the Company upon liquidation, the Series B Preferred Stock shall be senior to the common stock of the Company, par value $0.01 per share (the "Common Stock"), and junior to all other series of preferred stock.

                                    SECTION 2

                                 DIVIDEND RIGHTS

      2.1. Dividends or Distributions. The holders of Series B Preferred Stock shall not be entitled to dividends or distributions.

                                    SECTION 3

                               LIQUIDATION RIGHTS

      3.1. Liquidation Preference. Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (collectively, a "Liquidation"), before any distribution or payment shall be made to any of the holders of Common Stock, the holders of Series B Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital, surplus or earnings, an amount equal to $0.01 per share of Series B Preferred Stock for each share of Series B Preferred Stock held by them.

                                    SECTION 4

                                CONVERSION RIGHTS

      4.1. Conversion. Each share of Series B Preferred Stock shall be convertible (the "Conversion Rights"), at the option of the holder thereof, at any time upon an Event of Default (as such term is defined in those certain Promissory Notes dated May 26, 2005 and March 23, 2005 and issued to Cornell Capital Partners, collectively referred to as the "Notes"), into Thirty Three Thousand Three Hundred Thirty Three (33,333) shares of fully paid and non-assessable Common Stock.

      4.2. Procedures for Conversion.

            (a) In order to exercise conversion rights pursuant to Section 4.1(a) above, the holder of the Series B Preferred Stock to be converted shall deliver an irrevocable written notice of such exercise to the transfer agent of the Company (the "Transfer Agent"), pursuant to the Irrevocable Transfer Agent Instructions of even date herewith (the "Intructions"). The holder of any shares of Series B Preferred Stock shall, upon any conversion of such Series B Preferred Stock in accordance with this Section 4, surrender certificates representing the Series B Preferred Stock to Transfer Agent, pursuant to the Instructions, and specify the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. As promptly as practicable, the Transfer Agent shall deliver certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock to which the holder of the Series B Preferred Stock so converted shall be entitled. Such conversion, to the extent permitted by law, shall be deemed to have been effected as of the date of receipt by the Transfer Agent of any notice of conversion pursuant to Section 4.1(a) above. Upon conversion of any shares of Series B Preferred Stock, such shares shall cease to constitute shares of Series B Preferred Stock and shall represent only a right to receive shares of common stock into which they have been converted.

            (b) The Company shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Company issuable upon the conversion of all outstanding shares of Series B Preferred Stock. In the event that the Company does not have a sufficient number of shares of authorized but unissued Common Stock necessary to satisfy the full conversion of the shares of Series B Preferred Stock, then the Company shall call and hold a meeting of the shareholders within 30 days of such occurrence for the sole purpose of increasing the number of authorized shares of Common Stock. The Company's Board of Directors shall recommend to shareholders a vote in favor of such proposal and shall vote all shares held by them, in proxy or otherwise, in favor of such proposal. This remedy is not intended to limit the remedies available to the holders of the Series B Preferred Stock, but is intended to be in addition to any other remedies, whether in contract, at law or in equity.


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

                                    SECTION 5

                                NO VOTING RIGHTS

      5.1. General. The Series B Preferred Stock shall not have any voting rights, except as required under Delaware law.

                                    SECTION 6

                                REDEMPTION RIGHTS

      6.1. After full repayment of the Notes, the Company shall have the absolute right to redeem (unless otherwise prevented by law) any outstanding shares of Series B Preferred Stock at an amount equal to $0.01 per share (the "Redemption Price"). The Company shall consummate the redemption and pay the Redemption Price within 20 days of the date of such notice. The Redemption Price shall be paid in immediately available funds.

                                    SECTION 7

                                  MISCELLANEOUS

      7.1. Headings of Subdivisions. The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

      7.2. Severability of Provisions. If any right, preference or limitation of the Series B Preferred Stock set forth herein (as this resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.


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

      IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed, under penalties of perjury, by D. Scott Houston, its Chief Financial Officer.

Dated:  May 18, 2005                   EARTHSHELL CORPORATION

                                       By: /s/ D. Scott Houston
                                           -------------------------------
                                           D. Scott Houston
                                           Chief Financial Officer


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